EXHIBIT 10.10


                              PERARDUA CORPORATION

                              STOCK INCENTIVE PLAN


                                    ARTICLE 1
                                   DEFINITIONS


         ARTICLE 1.1 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 422 of the Code) of the Corporation.

         ARTICLE 1.2 Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Option or SAR granted to such Participant.

         ARTICLE 1.3 Board means the Board of Directors of the Corporation.

         ARTICLE 1.4 Code means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         ARTICLE 1.5 Committee means the Compensation Committee of the Board or, in the absence of such a committee, the Board.

         ARTICLE 1.6 Common Stock means the Common Stock of the Corporation, par value $0.01 per share.

         ARTICLE 1.7 Corporation means PerArdua Corporation.

         ARTICLE 1.8 Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the exercise of the SAR relates.

         ARTICLE 1.9 Fair Market Value means, on any given date, the fair market value of a share of Common Stock determined by the Committee in good faith and using any reasonable method.

         ARTICLE 1.10 Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.

         ARTICLE 1.11 Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in the Agreement.






         ARTICLE 1.12 Participant means an employee of the Corporation or of an Affiliate, a member of the Board, or a consultant or other independent contractor providing services to the Corporation, who satisfies the requirements of Article 4 and is selected by the Committee to receive an Option.

         ARTICLE 1.13 Plan means the PerArdua Corporation Stock Incentive Plan.

         ARTICLE 1.14 SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         ARTICLE 1.15 Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.


                                    ARTICLE 2
                                    PURPOSES

         The Plan is intended to assist the Corporation in recruiting and retaining key employees, directors, advisors and consultants with ability and initiative by enabling employees, directors, advisors and consultants who contribute significantly to the Corporation or an Affiliate to participate in its future success and to associate their interests with those of the Corporation and its shareholders. The Plan is intended to permit the issuance of both Options qualifying under Section 422 of the Code ("Incentive Stock Options") and Options not so qualifying. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Corporation for the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.


                                    ARTICLE 3
                                 ADMINISTRATION

         The Plan shall be administered by the Committee. If the Corporation registers securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the individuals who serve as members of the Committee on and after the date of such registration shall be individuals each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have authority to grant Options and SARs upon such terms


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(not  inconsistent  with  the  provisions  of this  Plan) as the  Committee  may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised; provided, however, that in the event such acceleration would result in Incentive Stock Options held by a Participant first becoming exercisable for shares having a fair market value (determined on the date the Option was granted) in excess of $100,000 in any calendar year such excess amount of Options shall cease to be Incentive Stock Options simultaneous with their acceleration. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option or SAR. All expenses of administering this Plan shall be borne by the Corporation.


                                    ARTICLE 4
                                   ELIGIBILITY

         ARTICLE 4.1 General. Any employee, director, member of the advisory board, independent contractor or consultant of the Corporation or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may be granted one or more Options, SARs, or Options and SARs.

         ARTICLE 4.2 Grants. The Committee will designate individuals to whom Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each grant. An Option may be granted with or without a related SAR. A SAR may be granted with or without a related Option. All Options and SARs granted under the Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Incentive Stock Options or related SARs (under all Incentive Stock Option plans of the Corporation and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are not Incentive Stock Options.



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                                    ARTICLE 5
                            STOCK SUBJECT TO OPTIONS

         Upon the exercise of any Option or Corresponding SAR, the Corporation may deliver to the Participant authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Options and Corresponding SARs granted under this Plan is 500,000, subject to adjustment as provided in Article 9. If an Option is terminated or expires, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options or Options and Corresponding SARs to be granted under this Plan.


                                    ARTICLE 6
                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant. The price per share for Common Stock purchased on the exercise of any Option that is an Incentive Stock Option shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the price per share shall not be less than 110% of the Fair Market Value in the case of an Incentive Stock Option that is granted to a Ten Percent Shareholder.


                                    ARTICLE 7
                               EXERCISE OF OPTIONS

         ARTICLE 7.1 Maximum Option or SAR Period. The maximum period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant. No Option that is an Incentive Stock Option or related SAR shall be exercisable after the expiration of 10 years from the date the Option was granted or 5 years in the case of an Incentive Stock Option or related SAR that was granted to a Ten Percent Shareholder. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum periods.

         ARTICLE 7.2 Non-Transferability. Any Option or SAR granted under this Plan shall be non-transferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any related SAR must be transferred to the same person or persons. During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.


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         ARTICLE  7.3  Employee   Status.   For  purposes  of  determining   the
applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

         ARTICLE 7.4 General Restriction. Each Participant shall, prior to the exercise of any Option, deliver to the Corporation any reasonable information in order for the Corporation to be able to satisfy itself that the shares of Common Stock issuable upon exercise of an Option will be acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities law. With respect to Options that are not Incentive Stock Options and without limiting the scope of the Corporation's or the Committee's discretion to withhold approval or otherwise administer this Plan, approval may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised Options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Corporation, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. The Corporation shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Corporation on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If an Option which is not an Incentive Stock Option cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period for that Option shall be extended for successive one-year periods until that Option can be exercised in accordance with this Section.


                                    ARTICLE 8
                               METHOD OF EXERCISE

         ARTICLE 8.1 Exercise. Subject to the provisions of Articles 7 and 11, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the option price of any related Option. Any Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.



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         ARTICLE  8.2  Payment.  Unless  otherwise  provided  by the  Agreement, payment of the option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the option price may be made by surrendering shares of Common Stock to the Corporation. If Common Stock is used to pay all or part of the option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

         ARTICLE 8.3 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

         ARTICLE 8.4 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until (i) the Option or SAR shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Corporation, (iii) the Corporation shall have signed and delivered a stock certificate representing the shares to the Participant and
(iv) the Participant's name shall have been entered as a stockholder of record on the books of the Corporation.


                                    ARTICLE 9
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Corporation effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization, then the maximum number of shares as to which Options and SARs may be granted under this Plan shall be proportionately adjusted and the terms of Options and SARs shall be adjusted as the Committee shall determine to be equitably required. Any determination made under this Article 9 by the Committee shall be final and conclusive.

         This issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options or SARs.


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                                   ARTICLE 10
                                CHANGE IN CONTROL

         ARTICLE  10.1   Definition   of  Change  in  Control.   The   following
transactions constitute "Change of Control" events:

                  a. the adoption of a plan of merger or consolidation of the Corporation with any other corporation as a result of which the holders of the outstanding voting stock of the Corporation as a group would receive less than 50% of the voting stock of the surviving or resulting corporation;

                  b. the adoption of a plan of liquidation or the approval of the dissolution of the Corporation;

                  c. the sale or transfer of substantially all of the assets of the Corporation; or

                  d. the transfer of more than 50% of the issued and outstanding shares of Common Stock pursuant to a tender offer or exchange offer for shares of Common Stock other than any such offer made by the Corporation or an Affiliate.

         ARTICLE 10.2 Effect on Outstanding Options and SARs. In the event of a Change in Control of the Corporation, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Option or SAR, either at the time the Option or SAR is granted or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Option or SAR so that such Option or SAR may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Option or SAR by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Option or SAR or realization of such Participant's rights had such Option or SAR been currently exercisable or payable; (iii) make such adjustment to any such Option or SAR then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Option or SAR then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

         ARTICLE 10.3 Notice. Holders of Options will be mailed notice of any anticipated transaction described in Section 10.1 at least 20 days prior to the occurrence of such event.


                                   ARTICLE 11
                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

         No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation,


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withholding tax  requirements)  and the rules of all domestic stock exchanges on which the Corporation's shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. The exercise of any Option granted under this Plan shall constitute a Participant's full and complete consent to whatever action the Committee deems necessary to satisfy any federal and state tax withholding requirements which the Committee, acting in its discretion, deems applicable to such exercise.


                                   ARTICLE 12
                               GENERAL PROVISIONS

         ARTICLE 12.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Corporation or an Affiliate or in any way affect any right and power of the Corporation or an Affiliate to terminate the employment of an employee at any time with or without assigning a reason thereunder.

         ARTICLE 12.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

         ARTICLE 12.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         ARTICLE 12.4 Section 16. This Plan is intended to comply with all aspects of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder in the event the Corporation shall register securities under Section 12 of the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.



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                                   ARTICLE 13
                                    AMENDMENT

         The Board may amend from time to time or terminate this Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares that may be issued pursuant to Options and SARs, (ii) reduces the option price, (iii) changes the class of employees who may be granted Incentive Stock Options, (iv) changes the class of employees, directors or consultants eligible to become Participants, or (v) in some other way confers a material benefit on Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or SAR outstanding at the time such amendment is made.


                                   ARTICLE 14
                                DURATION OF PLAN

         No Option or SAR may be granted under this Plan after July 1, 2006. Options and SARs granted before that date shall remain valid in accordance with their terms.


                                   ARTICLE 15
                          INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification that they may have as directors of the Corporation or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of the action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend it.



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                                   ARTICLE 16
                             EFFECTIVE DATE OF PLAN

         Options and SARs may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR will be effective unless this Plan is approved (at a duly held shareholders' meeting within twelve months of such adoption) by shareholders holding a majority of the Corporation's outstanding voting stock.


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